                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                       Date of report: February 08, 2000
                   Capita Equipment Receivables Trust 1997-1

A New York                   Commission File               I.R.S. Employer
Corporation                   No. 333-34793                No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

ITEM. 5  OTHER
CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:    FEBRUARY 8, 2000    PAYMENT DATE:    FEBRUARY 15, 2000
COLLECTION PERIOD:     JANUARY 31, 2000

I. INFORMATION REGARDING THE CONTRACTS

1. CONTRACT POOL PRINCIPAL BALANCE
   a. Beginning of Collection Period                      $     405,460,071
   b. End of Collection Period                            $     377,818,038
   c. Reduction for Collection Period                     $      27,642,033
2. DELINQUENT SCHEDULED PAYMENTS
   a. Beginning of Collection Period                      $      10,356,967
   b. End of Collection Period                            $      10,003,817
3. LIQUIDATED CONTRACTS
   a. Number of Liquidated Contracts
      with respect to Collection Period                                 215
                                                          -----------------
   b. Required Payoff Amounts of Liquidated Contracts     $       1,280,500
   c. Total Reserve for Liquidation Expenses              $            --
   d. Total Liquidation Proceeds Received                 $         519,108
   e. Liquidation Proceeds Allocated to Owner Trust       $         503,743
   f. Liquidation Proceeds Allocated to Depositor         $          15,365
   g. Current Realized Losses                             $         776,756
4. PREPAID CONTACTS
   a. Number of Prepaid Contracts with respect
      to Collection Period                                              197
                                                          -----------------
   b. Required Payoff Amounts of Prepaid Contracts        $         745,963
5. PURCHASED CONTRACTS (BY TCC)
   a. Number of Contracts Purchased by TCC with
      respect to Collection Period                                        1
                                                          -----------------
   b. Required Payoff Amounts of Purchased Contracts      $    7,421,369.06

6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                 --------------------------------------------------------------
                                                                         % OF
                                                                      AGGREGATE
                                                                       REQUIRED
                     NUMBER OF       % OF      AGGREGATE REQUIRED       PAYOFF
                     CONTRACTS     CONTRACTS     PAYOFF AMOUNTS        AMOUNTS
                 --------------------------------------------------------------
   a. Current           38,209        87.61%     $   345,253,795         89.02%
   b. 31-60 days         2,413         5.53%     $    22,118,116          5.70%
   c. 61-90 days         1,305         2.99%     $     9,369,512          2.42%
   d. 91-120 days          708         1.62%     $     5,054,006          1.30%
   e. 120+ days            979         2.24%     $     6,026,425          1.55%
   f. Total             43,614       100.00%     $   387,821,855        100.00%


7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

--------------------------------------------------------------------------------------------------
                    % OF                  % OF                    % OF                 % OF
                  AGGREGATE             AGGREGATE               AGGREGATE            AGGREGATE
               REQUIRED PAYOFF       REQUIRED PAYOFF         REQUIRED PAYOFF      REQUIRED PAYOFF
COLLECTION         AMOUNTS               AMOUNTS                AMOUNTS              AMOUNTS
 PERIODS     31-60 DAYS PAST DUE   61-90 DAYS PAST DUE   91-120 DAYS PAST DUE   120+ DAYS PAST DUE
--------------------------------------------------------------------------------------------------
01/31/00             5.70%                 2.42%                  1.30%                1.55%
12/31/99             5.66%                 2.51%                  1.39%                1.25%
11/30/99             5.55%                 2.46%                  1.24%                1.39%
10/31/99             5.24%                 2.77%                  1.17%                1.45%
09/30/99             5.19%                 2.14%                  1.13%                1.38%
08/31/99             4.43%                 2.01%                  1.19%                1.22%
07/31/99             4.53%                 2.14%                  1.21%                1.27%
06/30/99             5.01%                 2.02%                  1.19%                1.31%
05/31/99             5.77%                 2.37%                  1.10%                1.38%
04/30/99             5.01%                 2.11%                  0.86%                1.09%
03/31/99             5.41%                 2.06%                  0.92%                1.15%
02/28/99             5.60%                 2.08%                  1.15%                1.24%
01/31/99             5.46%                 2.19%                  0.94%                1.11%
12/31/98             5.26%                 1.86%                  0.90%                0.93%
11/30/98             5.07%                 1.66%                  0.78%                0.88%
10/31/98             3.93%                 1.32%                  0.66%                0.98%
09/30/98             3.98%                 1.18%                  0.62%                0.94%
08/31/98             3.34%                 1.23%                  0.53%                0.60%
07/31/98             3.28%                 1.12%                  0.52%                0.85%
06/30/98             2.76%                 1.14%                  0.58%                0.81%
05/31/98             3.63%                 1.12%                  0.61%                0.75%
04/30/98             3.46%                 1.03%                  0.63%                0.69%
03/31/98             3.30%                 1.26%                  0.51%                0.63%
02/28/98             6.09%                 1.42%                  0.59%                0.52%
01/31/98             3.34%                 0.96%                  0.41%                0.26%
12/31/97             3.17%                 0.86%                  0.36%                0.01%
11/30/97             2.89%                 0.49%                  0.00%                0.00%


8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

--------------------------------------------------------------------------------------------------------
                                     COLLECTION   3 COLLECTION   6 COLLECTION PERIODS   CUMULATIVE SINCE
                                        PERIOD   PERIODS ENDING          ENDING           CUT-OFF DATE
                                     JANUARY-00    JANUARY-00          JANUARY-00
--------------------------------------------------------------------------------------------------------
a. Number of Liquidated Contracts       215          845                 1,951               6,854
b. Number of Liquidated
   Contracts as a Percentage
   of Initial Contracts                0.284%       1.117%               2.579%              9.060%
c. Required Payoff Amounts of
   Liquidated Contracts              1,280,500    5,339,355            12,211,141           59,424,642
d. Liquidation Proceeds Allocated
   to Owner Trust                     503,743     1,777,397             3,214,169            9,456,265
e. Aggregate Current Realized
   Losses                             776,756     3,561,957             8,996,973           49,968,378
f. Aggregate Current Realized
   Losses as a Percentage of
   Cut-off Date Contract Pool
   Principal Balance                   0.068%       0.311%                0.784%              4.357%

II. INFORMATION REGARDING THE SECURITIES

    1. SUMMARY OF BALANCE INFORMATION

------------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL BALANCE    CLASS FACTOR    PRINCIPAL BALANCE    CLASS FACTOR
                                                           AS OF              AS OF             AS OF              AS OF
          CLASS                             COUPON   JANUARY 18, 2000   JANUARY 18, 2000  DECEMBER 15, 1999  DECEMBER 15, 1999
                                             RATE      PAYMENT DATE       PAYMENT DATE       PAYMENT DATE      PAYMENT DATE
------------------------------------------------------------------------------------------------------------------------------
    a. Class A-1 Notes                    5.790000%          $0             0.00000               $0             0.00000
    b. Class A-2 Notes                    6.030000%          $0             0.00000               $0             0.00000
    c. Class A-3 Notes                    6.120000%          $0             0.00000           $19,929,949        0.13026
    d. Class A-4 Notes                    6.190000%     $255,961,158        0.97991          $261,210,000        1.00000
    e. Class A-5 Notes                    5.906250%      $28,630,697        0.27267           $31,447,087        0.29950
    f. Class B Notes                      6.450000%      $68,820,000        1.00000           $68,820,000        1.00000
    g. Class C Notes (Quarterly Paying)   6.480000%      $34,410,000        1.00000           $34,410,000        1.00000
    h. Total                                 N.A.       $387,821,855        0.33814          $415,817,036        0.36254

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $ 387,821,854.68 and the CCA Balance is $ 42,118,350.14.

2. MONTHLY PRINCIPAL AMOUNT
   a. Principal Balance of Notes                                      $    415,817,036
      (End of Prior Collection Period)
   b. Contract Pool Principal Balance (End of Collection Period)      $    377,818,038
   c. Monthly Principal Amount                                        $     37,998,998
3. GROSS COLLECTIONS
   a. Scheduled Payments Received                                     $     21,234,306
   b. Liquidation Proceeds Allocated to Owner Trust                   $        503,743
   c. Required Payoff Amounts of Prepaid Contracts                    $        745,963
   d. Required Payoff Amounts of Purchased Contracts                  $      7,421,369
   e. Proceeds of Clean-up Call                                       $           --
   f. Investment Earnings on Collection,
      Note Distribution and Class C Funding Accounts                  $         79,743
   g. Extension Fees Allocated to Owner Trust                         $           --
   h. Total Gross Collections (sum of (a) through (g))                $     29,985,124
4. DETERMINATION OF AVAILABLE FUNDS
   a. Total Gross Collections                                         $     29,985,124
   b. Withdrawal from Cash Collateral Account                         $        600,971
   c. Total Available Funds                                           $     30,586,095
5. CLASS A-5 SWAP
   a. Payment Details
      1-Class A-5 Assumed Fixed Rate                                         6.250000%
      2- Class A-5 Assumed Fixed Rate Day Count(30/360)                      0.0833333
      3- Class A-5 Interest Rate (Libor + .125%)                             5.906250%
      4- Class A-5 Interest Rate Day Count(Actual/360)                       0.0777778
      5- Class A-5 Principal Amount                                   $     31,447,087
   b. Net Payment Calculation
      1- Class A-5 Assumed Fixed Payment                              $        163,787
      2- Class A-5  Interest Payment                                           144,460
      3- Net Class A-5 Swap Payment From/(To) the Trust               $         19,327

6. APPLICATION OF AVAILABLE FUNDS

--------------------------------------------------------------------------------
                                                                    REMAINING
          ITEM                                    AMOUNT        AVAILABLE FUNDS
--------------------------------------------------------------------------------
a. Total Available Funds                                             30,586,095
b. Servicing Fee                                  422,354            30,163,741
c. Interest on Notes:
   i)   Class A-1 Notes                              --              30,163,741
   ii)  Class A-2 Notes                              --              30,163,741
   iii) Class A-3 Notes                           101,643            30,062,098
   iv)  Class A-4 Notes                         1,347,408            28,714,690
   v)   Class A-5 Swap Net Settlement              19,327            28,695,363
   vi)  Class A-5 Notes                           144,460            28,550,903
   vii) Class B Notes                             369,908            28,180,995
   vii) Class C Funding Account                   185,814            27,995,181
d. Principal on Notes:
   i)   Class A-1 Notes                              --              27,995,181
   ii)  Class A-2 Notes                              --              27,995,181
   iii) Class A-3 Notes                        19,929,949             8,065,232
   iv)  Class A-4 Notes                         5,248,842             2,816,390
   v)   Class A-5 Notes                         2,816,390                  --
   vi)  Class B Notes                                --                    --
   vii) Class C Funding Account                      --                    --
e. Deposit to Cash                                   --                    --
   Collateral Account
f. Amount to be applied in                           --                    --
   accordance with CCA
   Loan Agreement
g. Balance, if any, to Equity Certificates           --                    --


7. ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE CLASS C FUNDING ACCOUNT

Collection Period                         November-99  December-99    January-00
Beginning Balance                              0          185,814      371,628
Principal Deposited                            0             0            0
Interest Deposited                          185,814       185,814      185,814
Total Amount Available for Distribution     185,814       371,628      557,442
Amount Distributed                             0             0         557,442
Ending Balance                              185,814       371,628         0


8. QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING ACCOUNT

--------------------------------------------------------------------------------
Item                                       Amount     Remaining Available Funds
--------------------------------------------------------------------------------
a. Total Available Funds                                       557,442
b. Interest to Class C Note Holders       557,442                 0
c. Principal to Class C Note Holders         0                    0


III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

1.       BALANCE RECONCILIATION

-------------------------------------------------------------------------------------------
                                                                          FEBRUARY 15, 2000
ITEM                                                                         PAYMENT DATE
-------------------------------------------------------------------------------------------
a.       Available Cash Collateral Amount (Beginning)                        $  44,821,071
b.       Deposits to Cash Collateral Account (II.5(f))                       $         -
c.       Withdrawals from Cash Collateral Account                            $     600,971
d.       Releases of Cash Collateral Account Surplus
         (Excess, if any of (a) plus (b) minus (c) over (f))                 $   2,101,749
e.       Available Cash Collateral Amount (End)
         (Sum of (a) plus (b) minus (c) minus (d))                           $  42,118,350
f.       Requisite Cash Collateral Amount                                    $  42,118,350
g.       Cash Collateral Account Shortfall (Excess, if any, of (f) over (e)) $
2        CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
a.       For Payment Dates from, and including, the
         December  1997 Payment Date  to,
         and including, the December 1998 Payment Date
         1) Initial Cash Collateral Amount                                   $  83,153,171
b.       For Payment Dates from, and including, the
         November 1998 Payment Date until
         the Final Payment Date, the sum of
         1) 8.5% of the Contract Pool Principal Balance                      $  32,114,533
         2) The Aggregate Principal Balance of the Notes
         and the Equity Certificate Balance less the                         $  10,003,817
         Contract Pool Principal Balance
         3) Total ((1) plus (2))                                             $  42,118,350
c.       Floor equal to the lesser of
         1) 2% of Cut-Off Date Contract Pool Principal                       $  22,938,806
         Balance ($22,938,806); and
         2) the Aggregate Principal Balance of the Notes                     $ 387,821,855
d.       Requisite Cash Collateral Amount                                    $  42,118,350
3.       CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
a.       Interest Shortfalls                                                 $         -
b.       Principal Deficiency Amount                                         $     600,971
c.       Principal Payable at Stated Maturity Date of                        $         -
         Class of Notes or Equity Certificates
d.       Total Cash Collateral Account Withdrawals                             600,971.27

IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

----------------------------------------------------------------------------------------------------
       DISTRIBUTION                   CLASS A-1      CLASS A-2        CLASS A-3           CLASS A-4
         AMOUNTS                        NOTES          NOTES            NOTES               NOTES
----------------------------------------------------------------------------------------------------
    1. Interest Due                     $   --        $   --       $      101,643      $   1,347,408
    2. Interest Paid                    $   --        $   --       $      101,643      $   1,347,408
    3. Interest Shortfall               $   --        $   --       $         --        $        --
       ((1) minus (2))
    4. Principal Due                    $   --        $   --       $   19,929,949      $   5,248,842
    5. Principal Paid                   $   --        $   --       $   19,929,949      $   5,248,842
    6. Total Distribution Amount        $   --        $   0        $   20,031,592      $   6,596,251
       ((2) plus (4))

----------------------------------------------------------------------------------------------------
       DISTRIBUTION                   CLASS A-5         CLASS B          CLASS C
         AMOUNTS                        NOTES            NOTES            NOTES           TOTALS
----------------------------------------------------------------------------------------------------
    1. Interest Due                $     144,460     $   369,908     $   557,442     $    2,520,861
    2. Interest Paid               $     144,460     $   369,908     $   557,442     $    2,520,861
    3. Interest Shortfall          $        -        $      -        $      -        $        -
       ((1) minus (2))
    4. Principal Due               $   2,816,390     $      -        $      -        $   27,995,181
    5. Principal Paid              $   2,816,390     $      -        $      -        $   27,995,181
    6. Total Distribution Amount   $   2,960,850     $   369,908     $   557,442     $   30,516,042
       ((2) plus (4))

V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS

--------------------------------------------------------------------------------
                                               AS OF END OF      AS OF END OF
                   ITEM                         JANUARY-00        DECEMBER-99
                                             COLLECTION PERIOD COLLECTION PERIOD
--------------------------------------------------------------------------------
   1.  ORIGINAL CONTRACT CHARACTERISTICS
       a. Original Number of Contracts              75,651           N.A.
       b. Cut-Off Date Contract Pool            $1,146,940,285       N.A.
          Principal Balance
       c. Original Weighted Average                  46.6            N.A.
          Remaining Term (in months)
       d. Weighted Average Original Term             53.7            N.A.
          (in months)
   2.  CURRENT CONTRACT CHARACTERISTICS
       a. Number of Contracts                       43,614          45,731
       b. Average Contract Principal Balance        $8,663          $8,866
       c. Weighted Average Remaining Term            27.1            27.9

VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE

--------------------------------------------------------------------------------
PAYMENT DATE          SINCE ISSUE            PAYMENT DATE         SINCE ISSUE
   PERIOD                CPR                  PERIOD                  CPR
--------------------------------------------------------------------------------
 1       December-97   -0.436%                  16     March-99      7.336%
 2        January-98    5.709%                  17     April-99      7.666%
 3       February-98    6.693%                  18      May-99       7.937%
 4         March-98     6.904%                  19      June-99      7.515%
 5         April-98     7.280%                  20      July-99      7.873%
 6          May-98      7.462%                  21     August-99     7.940%
 7         June-98      6.903%                  22   September-99    7.956%
 8         July-98      7.298%                  23    October-99     7.776%
 9        August-98     7.115%                  24    November-99    7.545%
10       September-98   7.118%                  25    December-99    7.700%
11        October-98    6.694%                  25    January-00     7.607%
12       November-98    6.643%                  26    February-00    8.193%
13       December-98    7.065%
14        January-99    7.152%
15       February-99    7.261%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS
     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

Servicer's Certificate


   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital
   Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to
    Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                              February 15, 2000.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                                   AT&T CAPITAL CORPORATION

                                   Glenn Votek
                                   ----------------------------------
                                   Glenn Votek
                                   Executive Vice President, and Treasurer